UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2025
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On February 19, 2025, Old National Bancorp (the “Company”) issued a press release announcing that the Company’s Board of Directors declared a quarterly cash dividend of $0.14 per share on its outstanding shares of common stock. The dividend is payable March 17, 2025, to shareholders of record as of the close of business on March 5, 2025.

In addition, the Board of Directors declared a quarterly cash dividend of $17.50 per share (equivalent to $0.4375 per depositary share or 1/40th interest per share) on the Company’s 7.0% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A (NASDAQ: ONBPP) and Series C (NASDAQ: ONBPO). The dividends are payable on May 20, 2025, to shareholders of record as of the close of business on May 5, 2025.

The Company also announced today that its Board of Directors approved a stock repurchase program which authorizes the repurchase of up to $200 million of the Company’s common stock. Share repurchases under this program may be made from time to time on the open market, in privately negotiated transactions or through accelerated share repurchase programs in the discretion of, and at prices to be determined by, the Company. The program will be in effect until February 28, 2026.

Attached hereto as Exhibit 99.1 is the press release issued by the Company announcing the dividends and share repurchase program, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1    Press Release issued by Old National Bancorp on February 19, 2025.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2025

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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